UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2004

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Nicollet Mall Minneapolis, Minnesota	55403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (612) 304-6073

Item 5.        Other Events.

On March 10, 2004, Target Corporation issued a news release announcing that it will review strategic alternatives for its Mervyn’s and Marshall Field’s divisions.  The news release is attached hereto as Exhibit 99.

Item 7.        Financial Statements and Exhibits.

                (c)           Exhibits.

                                99.           News release dated March 10, 2004.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: March 10, 2004	/s/ Douglas A. Scovanner
Douglas A. Scovanner
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99.	News release dated March 10, 2004	Filed Electronically